SUBSEQUENT EVENTS	6 Months Ended
Sep. 30, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

15. SUBSEQUENT EVENTS

In accordance with ASC Topic 855, Subsequent Events, which establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before the unaudited condensed consolidated financial statements are issued, the Company has evaluated all events or transactions that occurred after September 30, 2025, up to the report issuance date.

On March 25, 2026, the Company entered into a subscription agreement with Bloomington DH Holdings Limited, a holding company owned and controlled by the Chief Executive Officer of the Company, whereby 1,837,680 shares of Class B ordinary share were to be issued at the price of $0.5912 per share to settle the related party payable of $1,086,438 as of that date. These shares have not yet been issued and remain subject to Nasdaq review as of the date of this filing.